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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by the Registration Statement (Form S-8 No. 33-46155) pertaining to the Long-Term Incentive Plan of our report dated January 26, 1999, with respect to the consolidated financial statements of Gulf Island Fabrication, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


                                                               ERNST & YOUNG LLP

New Orleans, Louisiana
March 19, 1999